UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2015
_______________________________________
AMERI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26460	95-4484725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Canal Pointe Boulevard, Suite 108 Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 243-9250

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01        Completion of Acquisition or Disposition of Assets.

On November 23, 2015, we filed a Current Report on Form 8-K reporting that on November 20, 2015, we closed our acquisition of Bellsoft, Inc. ("Bellsoft").  This Form 8-K/A amends the Form 8-K we filed on November 23, 2015 to include Bellsoft's audited financial statements for the year ended December 31, 2014, the unaudited condensed financial statements as of September 30, 2015 and for the three months and nine months ended September 30, 2015 and 2014 and the unaudited pro forma condensed combined financial statements and notes thereto related to our Bellsoft acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired.
The following financial statements of Bellsoft are being filed as exhibits to this Form 8-K/A and are incorporated by reference herein:
Exhibit 99.1 – Bellsoft's audited financial statements, including an independent auditor's report as of and for the years ended December 31, 2014 and 2013.
Exhibit 99.2 – Bellsoft's condensed financial statements as of September 30, 2015 (unaudited) and for the three months and nine months ended September 30, 2015 and 2014 (unaudited).
(b) Unaudited Pro Forma Financial Information.
The Ameri Holdings, Inc. and Bellsoft unaudited pro forma condensed combined balance sheets as of August 31, 2015 and the Ameri Holdings, Inc. and Bellsoft unaudited pro forma condensed combined income statements for the five months from April 1, 2015 through August 31, 2015 and for the fiscal year ended March 31, 2015 and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated in this Form 8-K/A by reference.
Bellsoft's fiscal year ends December 31 and the fiscal year of Ameri Holdings, Inc.'s operating subsidiary, Ameri and Partners Inc., was previously March 31 until it was changed to December 31 on May 26, 2015.  The unaudited pro forma condensed combined income statements for the five months from April 1, 2015 through August 31, 2015 include Bellsoft's results for the five months from April 1, 2015 through August 31, 2015.  The unaudited pro forma condensed combined income statements for the year ended March 31, 2015 includes Bellsoft's results for the year ended March 31, 2015.  The unaudited pro forma condensed combined balance sheets as of August 31, 2015 includes Bellsoft's balance sheet as of August 31, 2015.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Audited financial statements of Bellsoft, Inc. as of and for the years ended December 31, 2014 and 2013 and Independent Auditor's Report thereon.

99.2	Condensed financial statements of Bellsoft, Inc. as of September 30, 2015 (unaudited) and for the three months and nine months ended September 30, 2015 and 2014 (unaudited).

99.3
Unaudited pro forma condensed combined financial statements and explanatory notes for Ameri Holdings, Inc. as of August 31, 2015, for the five months ended August 31, 2015 and for the year ended March 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 2, 2016	AMERI HOLDINGS, INC.

	By:	/s/ Giri Devanur
Giri Devanur
President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Exhibit

99.1	Audited financial statements of Bellsoft, Inc. as of and for the years ended December 31, 2014 and 2013 and Independent Auditor's Report thereon.

99.2	Condensed financial statements of Bellsoft, Inc. as of September 30, 2015 (unaudited) and for the three months and nine months ended September 30, 2015 and 2014 (unaudited).

99.3
Unaudited pro forma condensed combined financial statements and explanatory notes for Ameri Holdings, Inc. as of August 31, 2015, for the five months ended August 31, 2015 and for the year ended March 31, 2015.